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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 16, 2000
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                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630
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Item 5. Other.

     The Registrant issued a press release on August 16, 2000 announcing the resignation of Robert Van Volkenburgh from his positions as Chairman of the Board of Directors and Chief Executive Officer of the Registrant and Chairman of the Board of Directors of the Registrant's subsidiary, Unity Bank.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
              99                            Press Release dated August 16, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  UNITY BANCORP, INC.
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                                  (Registrant)



Dated: August 17 2000              By: /s/ KEVIN KILLIAN
                                      ----------------------------------
                                       Kevin Killian, Chief Financial Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                          Page No.
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   99             Press Release dated August 16, 2000                    5


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